UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

LIBERTY ACQUISITION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33862	20-0490500
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 41st Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 380-2230

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 25, 2010, Liberty Acquisition Holdings Corp. (the “Company”) issued a press release confirming that it is in discussions with respect to a potential business combination with Grupo Prisa (MCE: PRS.MC) of Spain, noting however that no definitive agreement has yet to be executed and that no assurance can be given that one will be so executed. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit 99.1 — Press Release, dated as of February 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ACQUISITION HOLDINGS CORP.

Date:  February 25, 2010

By: /S/ JARED BLUESTEIN
Name: Jared Bluestein
Title: Secretary

EXHIBIT INDEX

Exhibit 99.1 — Press Release, dated as of February 25, 2010.